Acquisitions and Divestments - Schedule of Pro Forma Financial Information Presents Combined Consolidated Results of Operations (Detail) - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Business Combinations [Abstract]
Revenue	$ 9,850	$ 9,904
Net income (loss) attributable to stockholders	$ (84)	$ (277)
Net income (loss) per common share attributable to stockholders:
- Basic	$ (0.25)	$ (0.81)
- Diluted	$ (0.25)	$ (0.81)